USAA MUTUAL FUNDS TRUST

USAA Target Retirement 2040 Fund

Supplement dated October 15, 2021

to the Summary Prospectus ("Prospectus") dated May 1, 2021

Effective October 15, 2021, Lela Dunlap has been added as an associate portfolio manager to the USAA Target Retirement 2040 Fund (the "Fund"). Therefore, the table under Portfolio Managers in the Fund's Prospectus is amended to include Ms. Dunlap as follows:

	Title	Tenure with the Fund
Lela Dunlap, CFA	Associate Portfolio Manager, VictoryShares and Solutions	Since October 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

5.1.SUMPRO_2040-SUP(1021)